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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) DECEMBER 21, 1998


                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-20609                                           95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)


                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     The Registrant announced that it is continuing its program of exploring all of its strategic options in order to maximize stockholder value. A copy of the press release dated December 21, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated December 21, 1998.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHITTAKER CORPORATION


                                             By: /s/ Lynne M. O. Brickner
                                                -------------------------------
                                                Lynne M. O. Brickner
                                                Vice President, Secretary and
                                                General Counsel

Dated:  December 22, 1998

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated December 21, 1998

                                       3